UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 31, 2002
                                                  ------------




                        BNP Residential Properties, Inc.
             (Exact name of registrant as specified in its charter)



Maryland                             1-9496                   56-1574675
--------                             ------                   ----------
(State of incorporation)    (Commission File Number)         (IRS Employer
                                                          Identification No.)



             301 S. College Street, Suite 3850, Charlotte, NC 28202
               (Address or principal executive offices, Zip Code)


Registrant's telephone number  704/944-0100
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                                                     Total number of pages: 3


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Item 2.  Acquisition or Disposition of Assets.

BARRINGTON PLACE APARTMENTS, CHARLOTTE, NORTH CAROLINA, AND
BROOKFORD PLACE APARTMENTS, WINSTON-SALEM, NORTH CAROLINA

Effective May 31, 2002, BNP Residential Properties acquired two apartment properties containing a total of 456 apartment units. The properties acquired are Barrington Place Apartments (348 units) located in Charlotte, North Carolina, and Brookford Place Apartments (108 units) located in Winston-Salem, North Carolina. The properties were acquired through the issuance of approximately 139,300 units in the Company's operating partnership, BNP Residential Properties Limited Partnership, and the assumption of approximately $30.5 million in debt. The number of operating partnership units issued is subject to adjustment based on a final accounting of property-level operations.

The properties were acquired from a private investment group. Two members of the selling group, Paul G. Chrysson and Michael G. Gilley, currently serve on the Company's board of directors. Prior to this transaction, the Company managed both of the acquired properties under third-party management contracts.

BNP Residential Properties, Inc. is a real estate investment trust focused on owning and operating apartment communities. Following the acquisition announced today, BNP now owns and operates seventeen apartment communities containing a total of 4,137 apartments and provides third-party management services for fifteen apartment communities containing a total of 3,166 apartments. In addition to the apartment properties, the Company owns 42 restaurant properties that are leased on a triple-net basis to a restaurant operator. The Company currently operates in the states of North Carolina, South Carolina and Virginia.

BNP Residential Properties, Inc. is structured as an UPREIT or umbrella partnership real estate investment trust. The Company is the sole general partner and owns a controlling interest in BNP Residential Properties Limited Partnership, the operating partnership. All of the Company's operations are conducted through the operating partnership.


Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

              We will file the audited financial statements required to be filed with this report on Form 8-K as soon as practicable, but no later than July 30, 2002.

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(b)     Pro forma financial information.

              We will file the pro forma financial information required to be filed with this report on Form 8-K as soon as practicable, but no later than July 30, 2002.

(c)      Exhibits.

              None.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BNP Residential Properties, Inc.
                                  (Registrant)



June 10, 2002                     by:
                                  ---------------------------------------------
                                  Pamela B. Bruno
                                  Vice President, Controller and
                                  Chief Accounting Officer




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